Exhibit 32 (b)
CERTIFICATION PURSUANT TO 18 U.S.CSECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Northland Cable Properties Seven Limited Partnership (the “Partnership”) on Form 10Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Gary Jones, President of Northland Communications Corporation, the General Partner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;
(1)	The Form 10-Q fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

(2)	The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Partnership.
Date: 5-14-07

/s/	GARY S. JONES Gary S. Jones President
A signed original of this written statement required by Section 906 has been provided to Northland Cable Properties Seven Limited Partnership and will be retained by Northland Cable Properties Seven Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.